NUVEEN GLOBAL TOTAL RETURN BOND FUND

SUPPLEMENT DATED OCTOBER 21, 2013

TO THE PROSPECTUS DATED OCTOBER 31, 2012

The following is added as the second sentence of the section entitled “General Information—Net Asset Value”:

The Fund’s latest net asset value per share is available on the Fund’s website at www.nuveen.com.

The paragraph in the section entitled “General Information—Fund Service Providers” is deleted in its entirety and replaced with the following paragraph:

The custodian of the assets of the Fund is State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111. The Fund’s transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, MA 02169, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts. State Street and BFDS maintain certain books and records of the Fund at their respective locations.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-GTRBP-1013P

NUVEEN INTELLIGENT RISK CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED OCTOBER 21, 2013

TO THE PROSPECTUS DATED JANUARY 1, 2013

The first sentence of the section “General Information – Dividends, Distributions and Taxes” is hereby replaced in its entirety with the following sentence:

Dividends from a Fund’s net investment income, if any, are normally declared and paid annually for Nuveen Intelligent Risk Growth Allocation Fund, declared and paid quarterly for Nuveen Intelligent Risk Moderate Allocation Fund, and declared daily and paid monthly for Nuveen Intelligent Risk Conservative Allocation Fund.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-INTELP-1013P